UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2280 N. Greenville Avenue		75082
Richardson, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 234-2525.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement.

On September 20, 2006, Fossil Partners, L.P. (“Borrower”), a subsidiary of Fossil, Inc. (the “Company”), the Company and certain subsidiaries of the Company, as guarantors, executed (i) a Third Amendment to Loan Agreement (the “Third Amendment”) with Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), which amends that certain Loan Agreement, dated September 23, 2004, as amended by that certain First Amendment to Loan Agreement effective as of September 22, 2005 and that certain Second Amendment to Loan Agreement effective as of September 22, 2005 (the “Loan Agreement”), in order to amend the Quick Ratio defined in Section 14(a) of the Loan Agreement and to amend the notice addresses in Section 16 of the Loan Agreement, (ii) a Second Amended and Restated Revolving Line of Credit Note (the “Second Amended Note”) with Wells Fargo, which amends that certain Revolving Line of Credit Note dated September 23, 2004, as amended by that certain Amended and Restated Revolving Line of Credit Note, dated September 22, 2005 (the “Revolver”), in order to amend the notice addresses in Section 12 of the Revolver.  In connection with the foregoing amendments, the Company and Wells Fargo executed an Amended and Restated Stock Pledge Agreement (the “Amended Pledge Agreement”), which amends that certain Stock Pledge Agreement dated September 23, 2004, (the “Pledge Agreement”), in order to amend and expand the definition of Secured Obligations in the Pledge Agreement.

The foregoing descriptions of the Third Amendment, the Second Amended Note and the Amended Pledge Agreement are qualified in their entirety by the full text of each such documents, which are incorporated herein by reference and filed as exhibits hereto.

Item 9.01.                          Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

10.1                        Third Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc. and Fossil Holdings, LLC, effective as of September 21, 2006

10.2                        Second Amended and Restated Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated September 21, 2006

10.3                        Amended and Restated Stock Pledge Agreement, by and between Fossil, Inc. and Wells Fargo Bank, National Association, a national banking association, dated September 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2006

FOSSIL, INC.

	By:	/s/ Mike L. Kovar

	Name:	Mike L. Kovar

	Title:	Senior Vice President and
Chief Financial Officer